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                                                                   EXHIBIT (25a)
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ----------------------------

                                F O R M   T-1


  STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF
                             1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                        ----------------------------


   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)____.

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

ORGANIZED UNDER THE LAWS OF                                    75-1992896
THE UNITED STATES OF AMERICA                                (I.R.S. employer
(State of incorporation                                   identification no.)
if not a National Bank)

P.O. BOX 2320                                                  75221-2320
DALLAS, TEXAS                                                  (Zip Code)
(Address of principal executive offices)

LEE BOOCKER
TEXAS COMMERCE BANK N A
600 TRAVIS
HOUSTON, TEXAS 77002
(713) 216-2448
(Name, address and telephone
number of agent for service)


                 --------------------------------------------


                        FINA OIL AND CHEMICAL COMPANY
                                  FINA, INC
           (Exact name of obligors as specified in their charters)



DELAWARE                                                      75-0990403
DELAWARE                                                      13-1820692

(States or other jurisdictions of                           (I.R.S. employer
incorporation or organization)                            identification nos.)

FINA PLAZA
DALLAS, TEXAS                                                     75206
(Address of each obligor's principal executive offices)         (Zip Code)



                    SENIOR DEBT SECURITIES, VARIOUS SERIES
                     (Title of the indenture securities)





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ITEM 1.    GENERAL INFORMATION.

           Furnish the following information as to the Trustee:

           (a) Name and address of each examining or supervising authority to which it is subject.

              NAME                                         ADDRESS
           -------------------------------------------------------------

           Comptroller of the Currency                  Washington, D.C.
           Federal Reserve Bank                         Dallas, Texas
           Federal Deposit Insurance Corporation        Washington, D.C.
           National Bank Examiners                      Dallas, Texas


           (b)   Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.

           If the obligor is an affiliate of the Trustee, describe each such affiliation.

           None.

ITEM 16.   LIST OF EXHIBITS.

           List below all exhibits filed as part of this statement of eligibility:

           Exhibit 1.       A copy of the Articles of Association of the Trustee as now in effect.
           Exhibit 2.       A copy of the certificate of authority of the Trustee to commence business.
           Exhibit 3.       A copy of the authorization of the Trustee to exercise corporate trust powers.
           Exhibit 4.       A copy of the existing bylaws of the Trustee.
           Exhibit 5.       Not Applicable.
           Exhibit 6.       The consents of the United States institutional trustees required by Section 321(b) of the Trust Indenture Act of 1939.
           Exhibit 7.       A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
           Exhibit 8.       Not Applicable.
           Exhibit 9.       Not Applicable.





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
           Exhibit 1.       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No.
                            333-02927.
           Exhibit 2.       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No.
                            333-02927.
           Exhibit 3.       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No.
                            333-02927.
           Exhibit 4.       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No.
                            333-02927.
           Exhibit 6.       Filed herewith.
           Exhibit 7.       Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No.
                            333-02927.




         The answer to Item 2 is based in part on information provided or confirmed by the obligor. The accuracy and completeness of such information is hereby disclaimed by the Trustee.





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                                   SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas, on the 26th day of June 1996.


                                      TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                      By: /s/ JOHN G. JONES
                                         -------------------------------------
                                      Name:   John G. Jones
                                      Title:  Vice President and Trust Officer





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                                   EXHIBIT 6


         Texas Commerce Bank National Association, as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examinations by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in
Section 321 of said Trust Indenture Act of 1939.

                                      TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                                      By: /s/ JOHN G. JONES
                                         -------------------------------------
                                      Name:   John G. Jones
                                      Title:  Vice President and Trust Officer
                                      Date:   June 26, 1996


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